                                                                    EXHIBIT 10.2

                             OVERNITE CORPORATION

                            STOCK COMPENSATION PLAN

                               Table of Contents


ARTICLE I DEFINITIONS...............................................................1

         1.01. Accounting Firm......................................................1
         1.03. Affiliate............................................................1
         1.04. Agreement............................................................1
         1.05. Beneficial Owner.....................................................1
         1.06. Board................................................................1
         1.07. Change in Control....................................................1
         1.08. Code.................................................................3
         1.09. Committee............................................................3
         1.10. Common Stock.........................................................3
         1.11. Company..............................................................4
         1.12. Control Change Date..................................................4
         1.13. Corresponding SAR....................................................4
         1.15. Exchange Act.........................................................4
         1.16. Fair Market Value....................................................4
         1.17. Initial Value........................................................4
         1.18. Option...............................................................4
         1.19. Participant..........................................................5
         1.20. Performance Shares...................................................5
         1.21. Person...............................................................5
         1.22. Plan.................................................................5
         1.23. Related Entity.......................................................5
         1.24. Restoration Feature..................................................5
         1.26. SAR..................................................................6
         1.27. Stock Award..........................................................6

ARTICLE II PURPOSES.................................................................6


ARTICLE III ADMINISTRATION..........................................................6


ARTICLE IV ELIGIBILITY..............................................................7


ARTICLE V STOCK SUBJECT TO PLAN.....................................................7

         5.01. Shares Issued........................................................8
         5.02. Aggregate Limit......................................................8
         5.03. Reallocation of Shares...............................................8

                                       i

ARTICLE VI OPTIONS..................................................................8

         6.01. Award................................................................9
         6.02. Option Price.........................................................9
         6.03. Maximum Option Period................................................9
         6.04. Nontransferability...................................................9
         6.05. Transferable Options.................................................9
         6.06. Employee Status.....................................................10
         6.07. Exercise............................................................10
         6.08. Payment.............................................................10
         6.09. Change in Control...................................................11
         6.10. Shareholder Rights..................................................11
         6.11. Disposition of Stock................................................11

ARTICLE VII SARS...................................................................11

         7.01. Award...............................................................11
         7.02. Maximum SAR Period..................................................11
         7.03. Nontransferability..................................................12
         7.04. Transferable SARs...................................................12
         7.05. Exercise............................................................12
         7.06. Change in Control...................................................13
         7.07. Employee Status.....................................................13
         7.08. Settlement..........................................................13
         7.09. Shareholder Rights..................................................13

ARTICLE VIII STOCK AWARDS..........................................................13

         8.01. Award...............................................................13
         8.02. Vesting.............................................................13
         8.03. Employee Status.....................................................14
         8.04. Change in Control...................................................14
         8.05. Shareholder Rights..................................................14

ARTICLE IX PERFORMANCE SHARE AWARDS................................................15

         9.01. Award...............................................................15
         9.02. Earning the Award...................................................15
         9.03. Payment.............................................................15
         9.04. Shareholder Rights..................................................15
         9.05. Nontransferability..................................................16
         9.06. Transferable Performance Shares.....................................16
         9.07. Employee Status.....................................................16
         9.08. Change in Control...................................................16

ARTICLE X ADJUSTMENT UPON CHANGE IN COMMON STOCK...................................16

ARTICLE XI COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES...................17

ARTICLE XII GENERAL PROVISIONS.....................................................18

         12.01. Effect on Employment and Service...................................18
         12.02. Unfunded Plan......................................................18
         12.03. Rules of Construction..............................................18
         12.04. Tax Withholding....................................................19
         12.05. Limitation on Benefits.............................................19

ARTICLE XIII AMENDMENT.............................................................20

ARTICLE XIV DURATION OF PLAN.......................................................20

ARTICLE XV EFFECTIVE DATE OF PLAN..................................................20

                              OVERNITE CORPORATION
                            STOCK COMPENSATION PLAN
                            -----------------------



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
1.01.  ACCOUNTING FIRM
       ---------------

       Accounting Firm means the independent accounting firm engaged to audit the Company's financial statements.

1.02.  ADMINISTRATOR
       -------------

       Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.03.  AFFILIATE
       ---------

       Affiliate has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended from time to time.

1.04.  AGREEMENT
       ---------

       Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Performance Shares or a Stock Award, Option or SAR granted to such Participant.

1.05.  BENEFICIAL OWNER
       ----------------

       Beneficial Owner has the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities the holding of which is properly disclosed on a Form 13-G.

1.06.  BOARD
       -----

       Board means the Board of Directors of the Company.

1.07.  CHANGE IN CONTROL
       -----------------

       Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

                (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
           (3) below; or

                (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date the Plan is adopted by the Board, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended, or

                (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the recordholders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

1.08.      CODE
           ----

           Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.09.      COMMITTEE
           ---------

           Committee means the Compensation Committee of the Board; provided, however, that the Board shall serve as the Committee prior to the appointment of the Compensation Committee.

1.10.      COMMON STOCK
           ------------

           Common Stock means the common stock of the Company.

1.11.      COMPANY
           -------

           Company means Overnite Corporation.

1.12.      CONTROL CHANGE DATE
           -------------------

           Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.13.      CORRESPONDING SAR
           -----------------

           Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.14.      EXCHANGE ACT
           ------------

           Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.15.      FAIR MARKET VALUE
           -----------------

           Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock in the over-the-counter market on such date as reported by the National Association of Securities Dealers, Inc., or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.16.      INITIAL VALUE
           -------------

           Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant.

1.17.      OPTION
           ------

           Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.18.      PARTICIPANT
           -----------

           Participant means an employee of the Company or a Related Entity, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares, a Stock Award, an Option, an SAR, or a combination thereof.

1.19.      PERFORMANCE SHARES
           ------------------

           Performance Shares means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment. In the discretion of the Administrator, a Performance Share award may include the right to receive an additional payment for the accumulated dividends that would have been paid on each specified share as if such dividends had been invested in Common Stock on the dividend payment date, from the date of grant to the date of payment.

1.20.      PERSON
           ------

           Person has the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act except that such term does not include (i) the Company, its Affiliates or any Related Entity, (ii) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or any Related Entity, (iii) any underwriter temporarily holding securities pursuant to any offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

1.21.      PLAN
           ----

           Plan means the Overnite Corporation Stock Compensation Plan.

1.22.      RELATED ENTITY
           --------------

           Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

1.23.      RESTORATION FEATURE
           -------------------

           Restoration Feature means the right to receive a new option covering the number of shares of Common Stock surrendered to the Company pursuant to the exercise of an Option. The new Option shall have an exercise price equal to the Fair Market Value on the date such shares of Common Stock were surrendered, shall be exercisable six months after the date of grant and shall otherwise be subject to the same terms and conditions as the related Option.

1.24.      SAR
           ---

           SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value, or (b) the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.25.      STOCK AWARD
           -----------

           Stock Award means Common Stock awarded to a Participant under Article VIII.


                                  ARTICLE II

                                   PURPOSES
                                   --------

     The Plan is intended to assist the Company and Related Entities in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards and Performance Shares. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.




                                  ARTICLE III

                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Performance Shares, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares, including by way of example and not of limitation, conditions on which

Participants may defer receipt of benefits under the Plan, requirements that the Participant complete a specified period of employment with the Company or a Related Entity, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares may be settled or may waive any of the conditions referred to above. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company, a Related Entity or a combination thereof.

     The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.



                                   ARTICLE IV

                                  ELIGIBILITY
                                  -----------

     Any employee of the Company or a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Entity. Directors of the Company who are employees of the Company or a Related Entity may be selected to participate in this Plan.

                                   ARTICLE V

                             STOCK SUBJECT TO PLAN
                             ---------------------
5.01.      SHARES ISSUED
           -------------

           Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.      AGGREGATE LIMIT
           ---------------

           The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Performance Shares is 3,750,000 shares. The maximum aggregate number of shares that may be issued under this Plan as Stock Awards and in settlement of Performance Shares, is 1,250,000 shares. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued as Stock Awards and in settlement of Performance Shares shall be subject to adjustment as provided in
Article X.

5.03.      REALLOCATION OF SHARES
           ----------------------

           If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan. If an award of Performance Shares is terminated, in whole or in part, the number of shares of Common Stock allocated to the Performance Shares or portion thereof may be reallocated to other options, SARs, Performance Shares and Stock Awards to be granted under this Plan. If a Stock Award is forfeited, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under this Plan.

                                   ARTICLE VI

                                    OPTIONS
                                    -------
6.01.      AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award. An Option may be granted with or without a Restoration Feature.

6.02.      OPTION PRICE
           ------------

           The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

6.03.      MAXIMUM OPTION PERIOD
           ---------------------

           The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.      NONTRANSFERABILITY
           ------------------

           Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.      TRANSFERABLE OPTIONS
           --------------------

           Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.      EMPLOYEE STATUS
           ---------------

           For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07.      EXERCISE
           --------

           Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Code section 422(d). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.      PAYMENT
           -------

           Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of such shares must not be less than the Option price of the shares for which the Option is being exercised.

6.09.      CHANGE IN CONTROL
           -----------------

           Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date and during the period (i) beginning on the first day after the commencement of a tender offer or exchange offer for shares of Common Stock (other than an offer made by the Company); provided that shares are acquired pursuant to such offer and (ii) ending on the thirtieth day following the expiration of such offer.

6.10.      SHAREHOLDER RIGHTS
           ------------------

           No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.      DISPOSITION OF STOCK
           --------------------

           A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.



                                  ARTICLE VII

                                     SARS
                                     ----
7.01.      AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award. In addition, no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Code section 422(d).

7.02.      MAXIMUM SAR PERIOD
           ------------------

           The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.      NONTRANSFERABILITY
           ------------------

           Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.      TRANSFERABLE SARS
           -----------------

           Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.      EXERCISE
           --------

           Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.      CHANGE IN CONTROL
           -----------------

           Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) on and after a Control Change Date and during the period (i) beginning on the first day after the commencement of a tender offer or exchange offer for shares of Common Stock (other than one made by the Company); provided that shares are acquired pursuant to such offer and (ii) ending on the thirtieth day following the expiration of such offer.

7.07.      EMPLOYEE STATUS
           ---------------

           If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

7.08.      SETTLEMENT
           ----------

           At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.      SHAREHOLDER RIGHTS
           ------------------

           No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.



                                 ARTICLE VIII

                                 STOCK AWARDS
                                 ------------
8.01.      AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award.

8.02.      VESTING
           -------

           The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated period or if the Company, a Related Entity, the Company and its Related Entities or the Participant fails to achieve stated performance objectives. The period that the shares are restricted shall be at least three years; provided, however, that the period that the shares are restricted shall be at least one year if the transferability, vesting or both is subject to the satisfaction of performance objectives other than continued employment.

8.03.      EMPLOYEE STATUS
           ---------------

           In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.04.      CHANGE IN CONTROL
           -----------------

           Sections 8.02 and 8.03 to the contrary notwithstanding, on and after a Control Change Date or the first day following the commencement of a tender offer or exchange offer for shares of Common Stock (other than one made by the Company), provided that shares are acquired pursuant to such offer, each outstanding Stock Award shall be transferable and nonforfeitable as of the Control Change Date or the first day following such offer.

8.05.      SHAREHOLDER RIGHTS
           ------------------

           Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                  ARTICLE IX

                           PERFORMANCE SHARE AWARDS
                           ------------------------
9.01.      AWARD
           -----

           In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such award.

9.02.      EARNING THE AWARD
           -----------------

           The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ of the Company or a Related Entity for a stated period or that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives. The performance period shall be at least three years; provided, however, that the performance period shall be at least one year if the Agreement provides that the Performance Shares will be earned upon the satisfaction of stated performance objectives other than continued employment. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that such objectives have been achieved.

9.03.      PAYMENT
           -------

     In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.      SHAREHOLDER RIGHTS
           ------------------

     No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled by the issuance of Common Stock. After an award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.      NONTRANSFERABILITY
           ------------------

           Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.      TRANSFERABLE PERFORMANCE SHARES
           -------------------------------

           Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.      EMPLOYEE STATUS
           ---------------

           In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

9.08.      CHANGE IN CONTROL
           -----------------

           Section 9.02 to the contrary notwithstanding, each outstanding Performance Share award shall be earned as of a Control Change Date or the first day following the commencement of a tender offer or exchange offer (other than one made by the Company), provided that shares are acquired pursuant to such offer. The amount payable for such Performance Shares shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion as soon as practicable after the Control Change Date or the first day following such tender offer or exchange offer.

                                   ARTICLE X

                    ADJUSTMENT UPON CHANGE IN COMMON STOCK
                    --------------------------------------

     The maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted under this Plan and the terms of outstanding Stock Awards, Options, Performance Shares and SARs, shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article X by the Committee shall be final and conclusive.

     The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted or the terms of outstanding Stock Awards, Options, Performance Shares or SARs.

     The Committee may make Stock Awards and may grant Options, SARs and Performance Shares in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction or event described in the first paragraph of this
Article X. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards or Option, SAR or Performance Shares grants shall be as the Committee, in its discretion, determines is appropriate.



                                  ARTICLE XI

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

     No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.



                                  ARTICLE XII

                               GENERAL PROVISIONS
                               ------------------

12.01.     EFFECT ON EMPLOYMENT AND SERVICE
           --------------------------------

           Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right or power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.02.     UNFUNDED PLAN
           -------------

           The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03.     RULES OF CONSTRUCTION
           ---------------------

           Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.04.     TAX WITHHOLDING
           ---------------

           Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

12.05.     LIMITATION ON BENEFITS
           ----------------------

              (a) Despite any other provision of this Plan, if the Accounting Firm determines that receipt of benefits or payments under this Plan would subject a Participant to tax under Code section 4999, it must determine whether some amount of the benefits or payments would meet the definition of a "Reduced Amount." If the Accounting Firm determines that there is a Reduced Amount, the total benefits and payments must be reduced to such Reduced Amount, but not below zero.

              (b) If the Accounting Firm determines that the benefits and payments should be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, including a copy of the detailed calculations by the Accounting Firm. All determinations made by the Accounting Firm under this section are binding upon the Company and the Participant.

              (c) It is the intention of the Company and the Participant to reduce the benefits and payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. As a result of the uncertainty in the application of Code section 4999 at the time of the initial determination by the Accounting Firm under this section, however, it is possible that amounts will have been paid or distributed under the Plan to or for the benefit of a Participant which should not have been so paid or distributed ("Overpayment") or that additional amounts which will not have been paid or distributed under the Plan to or for the benefit of a Participant could have been so paid or distributed ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount. If the Accounting Firm, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Accounting Firm believes has a high probability of success or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan ab initio for which the Participant must repay the Company together with interest at the applicable federal rate under Code section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which Participant is subject to tax under Code section 1 or 4999 or generate a refund of such taxes. If the Accounting Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Accounting Firm must promptly notify the Administrator of the amount of the Underpayment and such amount, together with interest at the applicable federal rate under Code section 7872(f)(2), must be paid to the Participant.

       (d) For purposes of this section, (i) "Net After Tax Receipt" means the Present Value of a payment or benefit under this Plan net of all taxes imposed on Participant with respect thereto under Code sections 1 and 4999, determined by applying the highest marginal rate under Code section 1 which applied to the Participant's taxable income for the immediately preceding taxable year; (ii) "Present Value" means the value determined in accordance with Code section 280G(d)(4); and (iii) "Reduced Amount" means the smallest aggregate amount of all payments or benefit under this Plan which (a) is less than the sum of all payments or benefit under this Plan and (b) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments or benefit under this Plan were any other amount less than the sum of all payments or benefit under this Plan.

                                 ARTICLE XIII

                                   AMENDMENT
                                   ---------

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XI) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Stock Award, Performance Share award, Option or SAR outstanding at the time such amendment is made.

                                  ARTICLE XIV

                               DURATION OF PLAN
                               ----------------

     No Stock Award, Performance Share award, Option or SAR may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article
XV. Stock Awards, Performance Share awards, Options and SARs granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XV

                            EFFECTIVE DATE OF PLAN
                            ----------------------

     Options, SARs and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.